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                                                                    Exhibit 10.2



                                                            @ENTERTAINMENT, INC.
                                  COMMON STOCK
                             (PAR VALUE $.01 EACH)


                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)


                                                                July [   ], 1997
Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
 As representatives of the several Underwriters
   named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     @Entertainment, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of
 ........ shares (the "Firm Shares") and, at the election of the Underwriters, up to  .........  additional shares (the "Optional Shares") of Common Stock, par value $.01 each ("Stock"), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

     It is understood and agreed to by all parties that the Company is concurrently entering into an agreement (the "International Underwriting
Agreement") providing for the sale by the Company of up to a total of ........
shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International and Merrill Lynch International are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages and amendments thereto as mentioned below. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references


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herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

           (a) A registration statement on Form S-1 (File No. 333-....) (the
      "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any pre-effective or post-effective amendments thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

           (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

           (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this


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      representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

           (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or consolidated long-term or short-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus;

           (e) The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not result in a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

           (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

           (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus;

           (h) This Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by the Company;

           (i) Each subsidiary of the Company that (i) is a "significant subsidiary" (as that term is defined in Regulation S-X under the 1933 Act) or (ii) that holds any valid Permits (as such term is defined in the Prospectus) is listed on Schedule II hereto (each subsidiary listed on
      Schedule II hereto is hereinafter referred to as a "Designated Subsidiary" and, collectively, the "Designated Subsidiaries"), and has been duly organized and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is not required to be qualified as a foreign corporation to transact


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      business or to own or lease property in any jurisdiction where it owns or leases property or transacts business; all of the issued and outstanding capital stock of each Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (except, in the case of any Polish limited liability company, any statutory liability for taxes) and, except as otherwise disclosed in the Prospectus, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for
      (i) the pledge of o shares of Polska Telewizja Kablowa - Warszawa S.A. and of o shares of Polska Telewizja Kablowa - Krakow S.A. held by Poland Cablevision (Netherlands) B.V. ("PCBV") and of o shares of Polska Telewizja Kablowa - Lublin S.A. held by Poltelkab Sp z o.o. as security for the loan of $o granted on August 28, 1996 by the American Bank in Poland to Poland Communications, Inc. ("PCI") and (ii) the pledge of shares of Polska Telewizja Kablowa S.A. held by PCBV as security for the loan of $o granted on o by [OPIC] to [PCI] (collectively, the "Share Pledges"); none of the outstanding shares of capital stock of the Designated Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the statute or by-laws (or other similar organizational documents) of any Designated Subsidiary or under any agreement to which the Company or any Designated Subsidiary is a party. The subsidiaries of the Company other than the Designated Subsidiaries, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X;

           (j) There are no restrictions (legal, contractual or otherwise) on the ability of the Designated Subsidiaries to declare and pay dividends or make any payment or transfer of property or assets to their shareholders other than those referred to in the Prospectus and except for restrictions relating to the Share Pledges and the pledge of certain assets of [GOSAT] as security for the loan of $- granted on May 18, 1993 by Polski Bank Rozwoju to [PCI] (the "Asset Pledge" and, together with the Share Pledges, the "Pledges");

           (k) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the International Underwriting Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

           (l) The issue and sale of the Shares by the Company hereunder and under the International Underwriting Agreement and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws (or other similar organizational documents) of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") of the Shares, the


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      quotation of the Shares on the National Association of Securities Dealers
      Automated Quotations National Market System ("NASDAQ") and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

           (m) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws (or other similar organizational documents) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except as otherwise disclosed in the Prospectus and except for such defaults that would not result in a Material Adverse Effect;

           (n) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the captions "U.S. Federal Income Tax Considerations", "Regulation", "Certain Relationships and Related Transactions", "Shares Eligible for Future Sale" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

           (o) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. The aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries;

           (p) No labor dispute with the employees of the Company or any of its subsidiaries exists or is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries' principal suppliers, customers or contractors, which, in either case, may reasonably be expected to result in a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries;

           (q) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

           (r) The Company has not been in any prior taxable year, and, based on its understanding and estimates of its income and receipts, will not be for the taxable year that includes the offering a "personal holding company" within the meaning of Section 542 of the Internal Revenue Code of 1986, as amended.



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           (s) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

           (t) The financial statements, together with the related schedules and notes, of the Company and its consolidated subsidiaries included in the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected consolidated financial data and the summary consolidated financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the unaudited interim consolidated financial statements and the audited consolidated financial statements included in the Prospectus;

           (u) Except as otherwise disclosed in the Prospectus, the Company and each of its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them. Neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries;

           (v) Except as otherwise disclosed in the Prospectus, the Company and each of its subsidiaries possess such permits, licenses, approvals, concessions, consents and other authorizations (including, without limitation, all permits required for the operation of the business of the Company and each of its subsidiaries by the Republic of Poland and the United Kingdom) issued by the appropriate domestic or foreign regulatory agencies or bodies, other governmental authorities or self regulatory organizations (collectively, the "Licenses") necessary to conduct the business now operated by them or any business currently proposed to be conducted by them; the Company and each of its subsidiaries are in compliance with the terms and conditions of all such Licenses; all of the Licenses are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Licenses. There exists no reason or cause that could justify the variation, suspension, cancellation or termination of any such Licenses held by the Company or any of its subsidiaries with respect to the construction or operation of their respective businesses. In so far as the Company currently does not possess the Licenses necessary to conduct its business in certain areas where it currently operates cable systems, the Company is either (i) applying for the necessary Licenses or (ii) making the necessary investments which will enable it to obtain the necessary Licenses, and in each case, the Company has no reason to believe that


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      such Licenses will not be granted, and further, the Company has no reason to believe that the operations for which it currently does not possess the necessary Licenses will suffer a Material Adverse Effect by reason of them not possessing such necessary Licenses;

           (w) The Company and its subsidiaries have filed all domestic and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(t) above in respect of all domestic and foreign taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

           As of the date hereof, no material income, stamp or other taxes or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever are or will be, under applicable law in the Republic of Poland, imposed, assessed, levied or collected by the Republic of Poland or any political subdivision or taxing authority thereof or therein on or in respect of principal, interest, premiums, penalties or other amounts payable under any indebtedness of any of the Company's subsidiaries;

           (x) (i) Neither the Company nor any of its subsidiaries is in violation of any statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Company and its subsidiaries have all permits, authorizations and approvals, if any, required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or Environmental Laws;

           (y) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
      (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


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      The Company and its subsidiaries have not made, and, to the knowledge of the Company, no employee or agent of the Company or any subsidiary has made, any payment of the Company's funds or any subsidiary's funds or received or retained any funds (i) in violation of the Foreign Corrupt Practices Act, as amended, or (ii) in violation of any other applicable law, regulation or rule; and

           (z) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses or similar industries.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $........................, the number of Firm
Shares set forth opposite the name of such Underwriter in Schedule I hereto and
(b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to ............ Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in same day funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on
 ............., 1997 or such other time and date as Goldman, Sachs & Co. and the
Company may agree upon in writing, and, with respect to the Optional


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Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co.
in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(o) hereof, will be delivered at the offices of Shearman & Sterling, 199 Bishopsgate, London, EC2M 3TY, England (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of
Delivery. A meeting will be held at the Closing Location at .......p.m., New
York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Agreement, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. The Company agrees with each of the Underwriters:

           (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

           (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

           (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

           (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

           (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent; and to cause (i) each of Messrs. Robert E. Fowler, III, John S. Frelas, George Makowski, Przemyslaw Szmyt and David Warner (each a "Manager") to furnish to the Company and to the Underwriters, prior to the First Time of Delivery, a letter or letters (the "Lock-up Letters"), in form and substance satisfactory to counsel to the Underwriters, pursuant to which such Manager shall agree not to offer, sell, contract to sell or otherwise dispose of, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, without your prior written consent, during the period beginning from the date hereof and continuing to and including the date 728 days (two years) after the date of the Prospectus, and (ii) each shareholder of the Company (other than the Managers) and each holder of options or warrants in securities of the Company to furnish to the Company and to the Underwriters, prior to the First Time of Delivery, a Lock-up Letter, in form and substance satisfactory to counsel to the Underwriters, pursuant to which such shareholder shall agree not to offer, sell, contract to sell or otherwise dispose of, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement), without your prior written consent, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus;

           (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

           (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

           (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

           (i) To use its best efforts to list for quotation the Shares on NASDAQ;

           (j) [For all tax years commencing after the latest Time of Delivery], to take such reasonable steps as may be necessary in any year to avoid it becoming a "personal holding company" within the meaning of Section 542 of the Internal Revenue Code, as amended;

           (k) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act; and

           (l) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreement, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on NASDAQ; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) all costs and fees incurred by the Company and the Underwriters in connection with any roadshows; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses.

     7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

           (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
      Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been filed and become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

           (b) Shearman & Sterling, counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (viii), (xiii), and (xviii) of subsection (d) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

           (c) Salans Hertzfeld & Heilbronn, special Polish counsel for the Underwriters, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                 (i) Each Polish Designated Subsidiary has been duly
            incorporated and is validly existing as a corporation under the laws of the Republic of Poland, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is not required to be qualified as a foreign corporation to transact business or to own or lease property in any jurisdiction where it owns or leases property or transacts business; all of the issued and outstanding capital stock of each Polish Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (except, in the case of any Polish limited liability company, any statutory liability for taxes) and, except as otherwise disclosed in the Prospectus, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                 (ii) The information in the Prospectus under "Business --
            Properties", "Business -- Legal Proceedings", "Regulation", and "Certain Relationships and Related Transactions", to the extent it constitutes matters of law, summarizes legal matters or legal proceedings, has been reviewed by them and is correct in all material respects; and

                 (iii) The execution, delivery and performance of this Agreement and the International Underwriting Agreement, the issuance and sale of the Shares being delivered at such time of delivery by the Company and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the statutes or by-laws (or other similar organizational documents) of any Polish Designated Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, of any government, government instrumentality or court having jurisdiction over the Company or any of its Polish Designated Subsidiaries or any of their respective properties, assets or operations.

                 In rendering such opinion, such counsel may rely as to matters involving the application of United States federal and New York State law, upon the opinion of Shearman & Sterling, counsel to the Underwriters (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement). Such counsel may also rely, to the extent necessary, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

           (d) Baker & McKenzie, New York, special counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                 (i) The Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                 (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and nonassessable; and the Shares conform to the description of the Stock contained in the Prospectus;

                 (iii) The Company has been duly qualified as a foreign
            corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or to be in good standing would not result in a Material Adverse

            Effect;

                 (iv) Each U.S. Designated Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                 (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (vi) This Agreement and the International Underwriting
            Agreement have been duly authorized, executed and delivered by the Company;

                 (vii) The issue and sale of the Shares being delivered at such
            Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                 (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act and the Exchange Act of the Shares, the quotation of the Shares on NASDAQ, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                 (ix) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws (or other similar organizational documents) or of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, except as described in the Prospectus, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties may be bound;

                 (x) There are no restrictions (legal, contractual or otherwise)
            on the ability of the U.S. Designated Subsidiaries to declare and pay dividends or make any payment or transfer of property or assets to their shareholder other than those referred to in the Prospectus;

                 (xi) The statements set forth in the Prospectus under the
            caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the captions "U.S. Federal Income Tax Considerations", "Certain Relationships and Related Transactions", "Shares Eligible for Future Sale" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                 (xii) The Company is not an "investment company" or an entity
            "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                 (xiii) The Company has not been a "personal holding company"
            within the meaning of Section 542 of the Internal Revenue Code, as amended, for any taxable year of its existence, and has not been required to pay any personal holding tax under Section 541 of the Internal Revenue Code, as amended, for any taxable year;

                 (xiv) All descriptions in the Prospectus of contracts, licenses and other documents to which the Company or any of its subsidiaries is a party are accurate in all material respects; to the best of their knowledge, there are no franchises, contracts, licenses, indentures, mortgages, loan agreements, notes, leases or other instruments that are required to be described in the Prospectus that are not described or referred to in the Prospectus other than those described or referred to therein, and the descriptions thereof and references thereto are correct in all material respects; and

                 (xv) The Registration Statement and the Prospectus and any
            further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other historical and pro forma financial data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xiii) of this Section 7(d); they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of

            Delivery (other than the financial statements and related schedules and other historical and pro forma financial data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other historical and pro forma financial data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other historical and pro forma financial data included or incorporated by reference therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

                 In rendering such opinion, such counsel may rely (A) as to matters involving documents in the Polish language and the application of Polish law, upon the opinion of Baker & McKenzie, Warsaw, special Polish counsel to the Company (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement), (B) as to matters involving the application of Netherlands law, upon the opinion of Baker & McKenzie, Amsterdam, special Netherlands counsel to PCBV (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement), and (C) as to matters involving the application of United Kingdom law, upon the opinion of Ashurst Morris & Crisp, special United Kingdom counsel to the Company (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement). Such counsel may also rely, to the extent necessary, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

           (e) Baker & McKenzie, Warsaw, special Polish counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                 (i) Each Polish Designated Subsidiary has been duly
            incorporated and is validly existing as a corporation under the laws of the Republic of Poland, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is not required to be qualified as a foreign corporation to transact business or to own or lease property in any jurisdiction where it owns or leases property or transacts business; all of the issued and outstanding capital stock of each Polish Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (except, in the case of any Polish limited liability company, any statutory liability for taxes) and, to the best of their knowledge and information, except as otherwise disclosed in the Prospectus, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for the Share Pledges;

                 (ii) Except as described in the Prospectus, there is not
            pending or, to the best of their knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, which might be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of (1) this Agreement or the performance by the Company of its obligations hereunder or (2) the transactions contemplated by the Prospectus;

                 (iii) The Company and its Polish Designated Subsidiaries have good and marketable title to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not result in a Material Adverse Effect; and any real property and buildings held under lease by the Company and its Polish Designated Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not result in a Material Adverse Effect;

                 (iv) The information in the Prospectus under "Business --
            Properties", "Business -- Legal Proceedings", "Regulation", and "Certain Relationships and Related Transactions", to the extent that it constitutes matters of law, summaries of legal matters, or legal proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects;

                 (v) All descriptions in the Prospectus of contracts, licenses and other documents to which the Company or any of its subsidiaries is a party are accurate in all material respects; to the best of their knowledge, there are no franchises, contracts, licenses, indentures, mortgages, loan agreements, notes, leases or other instruments that are required to be described in the Prospectus that are not described or referred to in the Prospectus other than those described or referred to therein, and the descriptions thereof and references thereto are correct in all material respects;

                 (vi) None of the Polish Designated Subsidiaries is in violation of its statutes or by-laws (or other similar organizational documents) nor is the Company or any of its subsidiaries in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, except as described in the Prospectus, and no default by the Company or any of its subsidiaries exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Prospectus except as described in the Prospectus and except for such defaults that would not result in a Material Adverse Effect;

                 (vii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and in the Prospectus (including the use of proceeds from the sale of the Shares and described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement, will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to them, to which the Company or any subsidiary thereof is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary thereof is subject, nor will such action result in any violation of the provisions of the statutes or by-laws (or other similar organizational documents) of any Polish Designated Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, of any government, government instrumentality or court having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations;

                 (viii) Except as otherwise disclosed in the Prospectus, each of the Polish Designated Subsidiaries owns or possesses or has obtained all material governmental licenses, certificates, permits, concessions, consents, orders, approvals and other authorizations necessary to hold all concessions, leases and permits or own its properties, including, without limitation, all licenses and permits relating to intellectual property, and to carry on its business as presently conducted and as contemplated in the Prospectus, and none of the Polish Designated Subsidiaries has received any notice relating to the revocation or modification of any such concession, license, certificate, permit, consent, order, approval or other authorizations;

                 (ix) There are no restrictions (legal, contractual or
            otherwise) on the ability of the Polish Designated Subsidiaries to declare and pay dividends or make any payment or transfer of property or assets to their shareholder other than those referred to in the Prospectus and except for the Pledges; and

                 (x) No authorization, approval, consent or order of any court or governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Shares will be offered or sold, as to which they need express no opinion) is required in connection with the due authorization, execution and delivery of this Agreement or for the offering issuance, sale or delivery of the Shares to the Underwriters.

                 In rendering such opinion, such counsel may rely (A) as to matters involving the application of United States federal and New York State law, upon the opinion of Baker & McKenzie, New York, special counsel to the Company (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement), (B) as to matters involving the application of Netherlands law, upon the opinion of Baker & McKenzie, Amsterdam, special Netherlands counsel to PCBV (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement), and (C) as to matters involving the application of United Kingdom law, upon the opinion of Ashurst Morris & Crisp, special United

            Kingdom counsel to the Company (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement). Such counsel may also rely, to the extent necessary, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

           (f) Baker & McKenzie, Amsterdam, special Netherlands counsel to the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(e) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                 (i) PCBV has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Netherlands, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly registered with the local Dutch trade register. Under Dutch law, PCBV is not required to be qualified as a foreign corporation to transact business in the Netherlands. All of the issued and outstanding capital stock of PCBV, consisting of 200,000 shares, has been duly authorized and validly issued, is fully paid and non-assessable. The Company owns 184,600 out of such 200,000 shares (92.3% of the total ) free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                 (ii) There are no restrictions (legal, contractual or
            otherwise) on the ability of PCBV to declare and pay dividends or make any payment or transfer of property or assets to its shareholders other than those described in the Prospectus and such descriptions, if any, fairly summarize such restrictions;

                 (iii) Except as described in the Prospectus, there is not
            pending or, to the best of their knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which PCBV is a party, or to which the property of PCBV is subject, before or brought by any Dutch court or governmental agency or body, which might be expected to result in a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, or which might reasonably be expected to materially and adversely affect the properties or assets thereof in a manner that is material and adverse to the Company and its subsidiaries considered as one enterprise or the consummation of (A) this Agreement or the performance by the Company of its obligations hereunder (if any) or
            (B) the transactions contemplated by the Prospectus;

                 (iv) All descriptions in the Prospectus of contracts and other documents to which PCBV is a party are accurate in all material respects; to the best of their knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that are required to be described in the Prospectus that are not described or referred to in the Prospectus other than those described or referred to therein, and the descriptions thereof and references thereto are correct in all material respects;

                 (v) PCBV is not in violation of its certificate of
            incorporation or by-laws (or other similar organizational documents) nor is PCBV in violation of any applicable Dutch law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over PCBV or any of its assets or properties, except for as described in the Prospectus and no default by PCBV exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Prospectus, except as described in the Prospectus;

                 (vi) Except as otherwise disclosed in the Prospectus, PCBV owns or possesses or has obtained all material governmental licenses, certificates, permits, concessions, consents, orders, approvals and other authorizations necessary to hold all concessions, leases and permits or own its properties, including, without limitation, all licenses and permits relating to intellectual property, and to carry on its business as presently conducted and as contemplated in the Prospectus, and PCBV has not received any notice relating to the revocation or modification of any such concession, license, certificate, permit, consent, order, approval or other authorizations; and

                 (vii) No authorization, approval, consent or order of any Dutch court or Dutch governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Shares will be offered or sold, as to which they need express no opinion) is required in connection with the due authorization, execution and delivery of this Agreement or for the offering issuance, sale or delivery of the Shares to the Underwriters.

                 In rendering such opinion, such counsel may rely, to the extent necessary, (A) as to matters involving documents in the Polish language and the application of Polish law, upon the opinion of Baker & McKenzie, Warsaw, special Polish counsel to the Company (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement), (B) as to matters involving the application of United States federal and New York State law, upon the opinion of Baker & McKenzie, New York, special counsel to the Company (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement), and (C) as to matters involving the application of United Kingdom law, upon the opinion of Ashurst Morris & Crisp, special United Kingdom counsel to the Company (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement). Such counsel may also rely, to the extent necessary, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

           (g) Ashurst Morris & Crisp, special United Kingdom counsel to the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(f) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                 (i) Each U.K. Designated Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of the United Kingdom, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is not required to be qualified as a foreign corporation to transact business or to own or lease property in any jurisdiction where it owns or leases property or transacts business; all of the issued and outstanding capital stock of each U.K.

            Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of their knowledge and information, except as otherwise disclosed in the Prospectus, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                 (ii) Except as described in the Prospectus, there is not
            pending or, to the best of their knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, which might be expected to result in a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of (1) this Agreement or the performance by the Company of its obligations hereunder or (2) the transactions contemplated by the Prospectus;

                 (iii) The Company and its U.K. Designated Subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its U.K. Designated Subsidiaries; and any real property and buildings held under lease by the Company and its U.K. Designated Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its U.K.
            Designated Subsidiaries;

                 (iv) The information in the Prospectus under "Business --
            Properties", "Business -- Legal Proceedings", "Regulation", and "Certain Relationships and Related Transactions", to the extent that it constitutes matters of law, summaries of legal matters, or legal proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects;

                 (v) All descriptions in the Prospectus of contracts, licenses and other documents to which a U.K. Designated Subsidiary is a party are accurate in all material respects; to the best of their knowledge, there are no franchises, contracts, licenses, indentures, mortgages, loan agreements, notes, leases or other instruments that are required to be described in the Prospectus that are not described or referred to in the Prospectus other than those described or referred to therein, and the descriptions thereof and references thereto are correct in all material respects;

                 (vi) None of the U.K. Designated Subsidiaries is in violation of its Memorandum and Articles of Association (or other similar organizational documents) nor is any U.K. Designated Subsidiary in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over a U.K. Designated Subsidiary or any of their assets or properties, except as described in the Prospectus, and no default by a U.K. Designated Subsidiary exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Prospectus except as described in the Prospectus;

                 (vii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and in the Prospectus (including the use of proceeds from the sale of the Shares and described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement, will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any U.K. Designated Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to them, to which any U.K. Designated Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of such U.K. Designated Subsidiary is subject, nor will such action result in any violation of the provisions of the memorandum and articles of association (or other similar organizational documents) of any U.K. Designated Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any U.K. Designated Subsidiary or any of their respective properties, assets or operations;

                 (viii) Each of the U.K. Designated Subsidiaries owns or
            possesses or has obtained all material governmental licenses, certificates, permits, concessions, consents, orders, approvals and other authorizations necessary to hold all concessions, leases and permits or own its properties, including, without limitation, all licenses and permits relating to intellectual property, and to carry on its business as presently conducted and as contemplated in the Prospectus, and none of the U.K. Designated Subsidiaries has received any notice relating to the revocation or modification of any such concession, license, certificate, permit, consent, order, approval or other authorizations;

                 (ix) There are no restrictions (legal, contractual or
            otherwise) on the ability of the U.K. Designated Subsidiaries to declare and pay dividends or make any payment or transfer of property or assets to their shareholder other than those described in the Prospectus; and

                 (x) No authorization, approval, consent or order of any court or governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Shares will be offered or sold, as to which they need express no opinion) is required in connection with the due authorization, execution and delivery of this Agreement or for the offering issuance, sale or delivery of the Shares to the Underwriters.

                 In rendering such opinion, such counsel may rely (A) as to matters involving the application of United States federal and New York State law, upon the opinion of Baker & McKenzie, New York, special counsel to the Company (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement), (B) as to matters involving the application of Netherlands law, upon the opinion of Baker & McKenzie, Amsterdam, special Netherlands counsel to PCBV (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement), and (C) as to matters involving documents in the Polish language and the application of Polish law, upon the opinion of Baker & McKenzie, Warsaw, special Polish counsel to the Company (which opinion shall be delivered to the Underwriters at each Time of Delivery pursuant to this Agreement). Such counsel may also rely, to the extent necessary, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

           (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG Peat Marwick LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto;

           (i)(1) Neither the Company nor any of its Designated Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (2) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or consolidated long-term or short-term debt of the Company or any of its Polish subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Polish subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (1) or (2), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

           (j) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded PCI's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of PCI's debt securities or preferred stock;

           (k) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State or Polish authorities; (iv) the outbreak or escalation of hostilities involving the

      United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause
      (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; or (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States, the United Kingdom or Poland or elsewhere which, in the judgment of the Representatives would materially and adversely affect the financial markets or the market for the Shares and other equity securities.

           (l) The Shares to be sold at such Time of Delivery shall have been duly listed for quotation on NASDAQ;

           (m) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each [Principal Shareholder] substantially to the effect set forth in Subsection 5(e) hereof in form and substance satisfactory to you;

           (n) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

           (o) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as you may reasonably request.

           8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

           (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

           (c) Promptly after receipt by an indemnified party under subsection
      (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

           (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

           (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

           9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

           (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

           (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us one counterpart for the Company and one counterpart for each of the Representatives plus one counterpart for each counsel, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                            Very truly yours,


                                            @Entertainment, Inc.


                                            By:  ______________________________
                                                 Name:
                                                 Title:





Accepted as of the date hereof:

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:  ________________________________________________________
         (Goldman, Sachs & Co.)

By:  ________________________________________________________
         (Merrill Lynch, Pierce, Fenner & Smith Incorporated)


      On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                        NUMBER OF OPTIONAL
                                                                           SHARES TO BE
                                                       TOTAL NUMBER OF     PURCHASED IF
                                                         FIRM SHARES      MAXIMUM OPTION
                      UNDERWRITER                      TO BE PURCHASED      EXERCISED
- -----------------------------------------------------  ---------------  ------------------
Goldman, Sachs & Co..................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated...
[Names of other Underwriters]........................
  Total..............................................

                                  SCHEDULE II

                            DESIGNATED SUBSIDIARIES


U.S. DESIGNATED SUBSIDIARIES:

Poland Communications, Inc.
Mozaic, Inc.

POLISH DESIGNATED SUBSIDIARIES:

Polska Telewizja Kablowa S.A
Polska Telewizja Kablowa  -- Warszawa S.A.
Polska Telewizja Kablowa  -- Krakow, S.A.
Polska Telewizja Kablowa  -- Ryntronik, S.A.
Polska Telewizja Kablowa  -- Lublin, S.A.
Polska Telewizja Kablowa  -- Szczecin Sp. z o.o.
Potlekab Sp. z o.o.
TV Kabel Sp. z o.o.

ProCable Sp. z o.o.
Mozaic Entertainment Sp. z o.o.
Polskie Media. S.A.
Ground Zero Media Sp. z o.o.
Telewizja Kablowa GOSAT-Service Sp. z o.o.

U.K. DESIGNATED SUBSIDIARY:

At Entertainment Limited

NETHERLANDS DESIGNATED SUBSIDIARY:

Poland Cablevision (Netherlands) B.V.